UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-01792
Van Kampen Capital Growth Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)     (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 6/30
Date of reporting period: 12/31/08

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Capital Growth Fund, formerly Pace Fund, performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of December 31, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/08

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 7/22/69		since 1/10/92		since 8/27/93		since 8/12/05	since 3/20/07
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	w/sales	sales	sales
Total Returns	charges	charges	charges	charges	charges	charges	charges	charges

Since Inception	8.64%	8.47%	2.73%	2.73%	1.90%	1.90%	–9.49%	–24.52%

10-year	–4.98	–5.54	–5.56	–5.56	–5.69	–5.69	–	–

5-year	–4.56	–5.68	–5.16	–5.44	–5.27	–5.27	–	–

1-year	–49.30	–52.20	–49.49	–52.01	–49.64	–50.15	–49.18	–49.43

6-month	–44.10	–47.32	–44.19	–46.98	–44.32	–44.87	–44.05	–44.18

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include any expenses, fees or sales charges, which would lower performance. The Index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended December 31, 2008

Market Conditions

The six-month period ended December 31, 2008 encompassed one of the most difficult market environments in recent history. In September, the collapse of Lehman Brothers led to a dramatic increase in market volatility, as fear-driven investors fled all segments of the stock and bond markets for the perceived safety of U.S. Treasuries and cash. Panic selling persisted through the remainder of 2008 as the credit markets froze and more banks failed, merged or sought government rescue. Although the federal government and the Federal Reserve intervened with unprecedented policy measures, investors remained uncertain about the effectiveness of the response, particularly as the U.S. economy was officially declared in recession since December 2007.

Performance Analysis

All share classes of Van Kampen Capital Growth Fund (formerly Pace Fund) underperformed the Russell 1000® Growth Index (“the Index”) for the six months ended December 31, 2008, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended December 31, 2008

					Russell 1000®
Class A	Class B	Class C	Class I	Class R	Growth Index

–44.10%	–44.19%	–44.32%	–44.05%	–44.18%	–32.31%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Both stock selection and an overweight in the financial services sector had the largest negative impact on relative performance, primarily due to diversified financial services holdings. Stock selection in the consumer discretionary sector also diminished relative returns, despite the benefit of an overweight in the sector. Within the sector, commercial services and hotel/motel holdings were the leading detractors. Rounding out the largest detractors during the period was stock selection in the technology sector, where relative performance was hampered by communications technology holdings.

In contrast, other positions were favorable to relative performance. Stock selection and an overweight in the autos and transportation sector was the most additive to relative performance as exposure to the miscellaneous transportation (logistics) industry was especially beneficial. Although an overweight to the other energy sector hurt relative performance, stock selection there more than offset the negative influence. Within the sector, the Fund was less exposed to the weaker performing segments such as oil well equipment and services, whereas the Index return was dragged down by stocks in this industry group. In addition, the Fund’s exposure to crude oil producers boosted relative performance as this group outperformed during the period. Finally, stock selection and an overweight in the utilities sector had the third largest positive effect on relative performance, driven solely by a position in the telecommunications industry.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top Ten Holdings as of 12/31/08 (Unaudited)

Monsanto Co.	6.7%
Amazon.com, Inc.	6.6
Google, Inc., Class A	6.4
Ultra Petroleum Corp.	4.6
Apple, Inc.	4.6
Brookfield Asset Management, Inc., Class A	4.1
Southwestern Energy Co.	3.1
Wynn Resorts Ltd.	3.1
Berkshire Hathaway, Inc., Class B	3.1
Expeditors International of Washington, Inc.	3.1

Summary of Investments by Industry Classification as of 12/31/08 (Unaudited)

Internet Software & Services	11.8%
Oil & Gas Exploration & Production	7.8
Fertilizers & Agricultural Chemicals	6.7
Internet Retail	6.6
Communications Equipment	6.6
Air Freight & Logistics	5.4
Computer Hardware	4.6
Data Processing & Outsourced Services	4.2
Real Estate Management & Development	4.1
Wireless Telecommunication Services	4.1
Consumer Finance	4.0
Construction Materials	3.6
Casinos & Gaming	3.1
Property & Casualty Insurance	3.1
Multi-Sector Holdings	3.1
Life Sciences Tools & Services	2.1
Restaurants	2.1
Specialized Finance	2.0
Health Care Equipment	2.0
Distributors	2.0
Biotechnology	1.7
Multi-Line Insurance	1.6
Other Diversified Financial Services	1.4
Pharmaceuticals	1.3
Electrical Components & Equipment	1.0
Diversified Commercial & Professional Services	1.0
Human Resource & Employment Services	0.7
Systems Software	0.7

Total Long-Term Investments	98.4
Total Repurchase Agreements	1.6

Total Investments	100.0
Other Assets in Excess of Liabilities	0.0 *

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/08 - 12/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/08	12/31/08	7/1/08-12/31/08

Class A
Actual	$1,000.00	$559.04	$3.73
Hypothetical	1,000.00	1,020.42	4.84
(5% annual return before expenses)
Class B
Actual	1,000.00	558.07	3.89
Hypothetical	1,000.00	1,020.21	5.04
(5% annual return before expenses)
Class C
Actual	1,000.00	556.82	6.67
Hypothetical	1,000.00	1,016.64	8.64
(5% annual return before expenses)
Class I
Actual	1,000.00	559.47	2.75
Hypothetical	1,000.00	1,021.68	3.57
(5% annual return before expenses)
Class R
Actual	1,000.00	558.21	4.71
Hypothetical	1,000.00	1,019.16	6.11
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, 0.99%, 1.70%, 0.70% and 1.20% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Van Kampen Capital Growth Fund
Portfolio of Investments  ■  December 31, 2008 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 98.4%
Air Freight & Logistics 5.4%
C.H. Robinson Worldwide, Inc.	1,010,588	$55,612,658
Expeditors International of Washington, Inc.	2,264,161	75,328,636

		130,941,294

Biotechnology 1.7%
Genentech, Inc. (a)	503,657	41,758,202

Casinos & Gaming 3.1%
Wynn Resorts Ltd. (a)	1,801,318	76,123,699

Communications Equipment 6.6%
Cisco Systems, Inc. (a)	3,295,222	53,712,119
QUALCOMM, Inc.	1,600,500	57,345,915
Research In Motion Ltd. (Canada) (a)	1,215,438	49,322,474

		160,380,508

Computer Hardware 4.6%
Apple, Inc. (a)	1,320,717	112,723,196

Construction Materials 3.6%
Cemex SAB de CV—ADR (Mexico) (a)	3,207,341	29,315,097
Martin Marietta Materials, Inc.	596,661	57,923,850

		87,238,947

Consumer Finance 4.0%
American Express Co.	1,836,669	34,070,210
Redecard SA (Brazil)	5,749,197	64,103,026

		98,173,236

Data Processing & Outsourced Services 4.2%
MasterCard, Inc., Class A	516,119	73,768,889
Visa, Inc., Class A	558,580	29,297,521

		103,066,410

Distributors 2.0%
Li & Fung Ltd. (Bermuda)	27,578,000	47,580,793

Diversified Commercial & Professional Services 1.0%
Corporate Executive Board Co.	1,089,042	24,024,266

Electrical Components & Equipment 1.0%
First Solar, Inc. (a)	181,038	24,976,002

Fertilizers & Agricultural Chemicals 6.7%
Monsanto Co.	2,331,471	164,018,985

Health Care Equipment 2.0%
Gen-Probe, Inc. (a)	495,658	21,233,989
Intuitive Surgical, Inc. (a)	209,299	26,578,880

		47,812,869

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Portfolio of Investments  ■  December 31, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Human Resource & Employment Services 0.7%
Monster Worldwide, Inc. (a)	1,335,857	$16,150,511

Internet Retail 6.6%
Amazon.com, Inc. (a)	3,140,873	161,063,967

Internet Software & Services 11.8%
Baidu, Inc.—ADR (Cayman Islands) (a)	236,197	30,840,242
eBay, Inc. (a)	3,443,823	48,075,769
Google, Inc., Class A (a)	506,808	155,919,481
Tencent Holdings Ltd. (Cayman Islands)	8,072,400	52,553,249

		287,388,741

Life Sciences Tools & Services 2.1%
Illumina, Inc. (a)	1,962,206	51,115,466

Multi-Line Insurance 1.6%
Loews Corp.	1,378,158	38,932,963

Multi-Sector Holdings 3.1%
Leucadia National Corp. (a)	3,795,481	75,150,524

Oil & Gas Exploration & Production 7.8%
Southwestern Energy Co. (a)	2,631,983	76,248,548
Ultra Petroleum Corp. (Canada) (a)	3,271,565	112,901,708

		189,150,256

Other Diversified Financial Services 1.4%
BM&F BOVESPA SA (Brazil)	13,302,695	35,004,924

Pharmaceuticals 1.3%
Allergan, Inc.	765,836	30,878,508

Property & Casualty Insurance 3.1%
Berkshire Hathaway, Inc., Class B (a)	23,585	75,802,190

Real Estate Management & Development 4.1%
Brookfield Asset Management, Inc., Class A (Canada)	6,575,519	100,408,175

Restaurants 2.1%
Starbucks Corp. (a)	5,326,043	50,384,367

Specialized Finance 2.0%
CME Group, Inc.	239,737	49,891,667

Systems Software 0.7%
VMware, Inc., Class A (a)	772,838	18,308,532

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Portfolio of Investments  ■  December 31, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Wireless Telecommunication Services 4.1%
America Movil SAB de CV, Ser L—ADR (Mexico)	1,775,298	$55,016,485
China Mobile Ltd.—ADR (China)	889,227	45,217,193

		100,233,678

Total Long-Term Investments 98.4% (Cost $4,115,991,242)		2,398,682,876

Repurchase Agreements 1.6%
Banc of America Securities ($4,293,704 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $4,293,706)		4,293,704
Banc of America Securities ($11,868,161 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.03%, dated 12/31/08, to be sold on 01/02/09 at $11,868,180)		11,868,161
Citigroup Global Markets, Inc. ($4,535,603 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 12/31/08, to be sold on 01/02/09 at $4,535,615)		4,535,603
Citigroup Global Markets, Inc. ($12,850,874 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $12,850,882)		12,850,874
JPMorgan Chase & Co. ($4,535,603 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.02%, dated 12/31/08, to be sold on 01/02/09 at $4,535,608)		4,535,603

Total Repurchase Agreements 1.6% (Cost $38,083,945)		38,083,945

Total Investments 100.0% (Cost $4,154,075,187)		2,436,766,821

Other Assets in Excess of Liabilities 0.0%		71,508

Net Assets 100.0%		$2,436,838,329

Percentages are calculated as a percentage of net assets.

Securities with total market value equal to $199,241,992 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

(a)	Non-income producing security.

ADR—American Depositary Receipt

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Statements

Statement of Assets and Liabilities
December 31, 2008 (Unaudited)

Assets:
Total Investments (Cost $4,154,075,187)	$2,436,766,821
Cash	2,395,310
Receivables:
Fund Shares Sold	4,122,027
Expense Reimbursement from Adviser	1,015,573
Dividends	563,955
Interest	23
Other	759,227

Total Assets	2,445,622,936

Liabilities:
Payables:
Fund Shares Repurchased	5,283,120
Distributor and Affiliates	509,268
Trustees’ Deferred Compensation and Retirement Plans	850,334
Accrued Expenses	2,141,885

Total Liabilities	8,784,607

Net Assets	$2,436,838,329

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$4,406,510,634
Accumulated Undistributed Net Investment Income	(2,760,724)
Accumulated Net Realized Loss	(249,604,425)
Net Unrealized Depreciation	(1,717,307,156)

Net Assets	$2,436,838,329

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $1,940,473,089 and 287,605,653 shares of beneficial interest issued and outstanding)	$6.75
Maximum sales charge (5.75%* of offering price)	0.41

Maximum offering price to public	$7.16

Class B Shares:
Net asset value and offering price per share (Based on net assets of $320,484,638 and 50,315,782 shares of beneficial interest issued and outstanding)	$6.37

Class C Shares:
Net asset value and offering price per share (Based on net assets of $90,260,684 and 14,178,459 shares of beneficial interest issued and outstanding)	$6.37

Class I Shares:
Net asset value and offering price per share (Based on net assets of $84,143,926 and 12,391,732 shares of beneficial interest issued and outstanding)	$6.79

Class R Shares:
Net asset value and offering price per share (Based on net assets of $1,475,992 and 219,666 shares of beneficial interest issued and outstanding)	$6.72

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended December 31, 2008 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $271,377)	$11,520,940
Interest	425,436

Total Income	11,946,376

Expenses:
Investment Advisory Fee	5,853,246
Distribution (12b-1) and Service Fees
Class A	2,585,670
Class B	450,006
Class C	442,054
Class R	3,190
Transfer Agent Fees	5,254,018
Reports to Shareholders	470,774
Accounting and Administrative Expenses	181,622
Custody	143,695
Professional Fees	80,990
Registration Fees	78,411
Trustees’ Fees and Related Expenses	27,468
Other	23,466

Total Expenses	15,594,610
Expense Reduction	2,997,552
Less Credits Earned on Cash Balances	33,784

Net Expenses	12,563,274

Net Investment Loss	$(616,898)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(213,453,869)
Foreign Currency Transactions	(125,499)

Net Realized Loss	(213,579,368)

Unrealized Appreciation/Depreciation During the Period:
Investments	(1,618,175,693)
Foreign Currency Translation	(31,642)

Net Unrealized Depreciation During the Period	(1,618,207,335)

Net Realized and Unrealized Loss	$(1,831,786,703)

Net Decrease in Net Assets From Operations	$(1,832,403,601)

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	December 31, 2008	June 30, 2008

From Investment Activities:
Operations:
Net Investment Income/Loss	$(616,898)	$1,895,383
Net Realized Gain/Loss	(213,579,368)	73,987,934
Net Unrealized Depreciation During the Period	(1,618,207,335)	(72,352,306)

Change in Net Assets from Operations	(1,832,403,601)	3,531,011

Distributions from Net Investment Income:
Class A Shares	(2,481,543)	-0-
Class B Shares	(723,067)	-0-
Class C Shares	-0-	-0-
Class I Shares	(274,355)	-0-
Class R Shares	(1,339)	-0-

	(3,480,304)	-0-

Net Change in Net Assets from Investment Activities	(1,835,883,905)	3,531,011

From Capital Transactions:
Proceeds from Shares Sold*	3,083,697,898	342,529,045
Net Asset Value of Shares Issued Through Dividend Reinvestment	3,209,329	-0-
Cost of Shares Repurchased	(370,628,544)	(250,725,261)

Net Change in Net Assets from Capital Transactions	2,716,278,683	91,803,784

Total Increase in Net Assets	880,394,778	95,334,795
Net Assets:
Beginning of the Period	1,556,443,551	1,461,108,756

End of the Period (Including accumulated undistributed net investment income of $(2,760,724) and $1,336,478, respectively)	$2,436,838,329	$1,556,443,551

*	For the six months ended December 31, 2008, Proceeds from Shares Sold includes $2,853,972,559 of Proceeds from Shares Acquired through merger (See footnote 3).

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	December 31,		Year Ended June 30,
Class A Shares	2008		2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$12.09		$11.96	$10.18		$9.13		$8.75	$7.81

Net Investment Income/Loss (a)	-0-	(b)	0.02	(0.01)		(0.02)		0.02	-0-	(b)
Net Realized and Unrealized Gain/Loss	(5.33)		0.11	1.79		1.07		0.39	0.96

Total from Investment Operations	(5.33)		0.13	1.78		1.05		0.41	0.96
Less Distributions from Net Investment Income	0.01		-0-	-0-		-0-		0.03	0.02

Net Asset Value, End of the Period	$6.75		$12.09	$11.96		$10.18		$9.13	$8.75

Total Return* (c)	–44.10%	**	1.09%	17.49%		11.50%		4.65%	12.32%
Net Assets at End of the Period (In millions)	$1,940.5		$1,425.1	$1,402.1		$1,379.3		$1,353.6	$1,515.6
Ratio of Expenses to Average Net Assets*	0.95%		0.94%	0.95%		0.96%		0.99%	0.98%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.03%	)	0.13%	(0.11%	)	(0.24%	)	0.20%	0.05%
Portfolio Turnover	16%	**	52%	45%		70%		154%	171%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.17%		N/A	N/A		N/A		N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.25%	)	N/A	N/A		N/A		N/A	N/A

(a)	Based on average shares outstanding.

(b)	Amount is less than $.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	December 31,		Year Ended June 30,
Class B Shares	2008		2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$11.44		$11.37		$9.75		$8.81		$8.48		$7.61

Net Investment Loss	-0-	(b)	(0.04)		(0.09)		(0.09)		(0.05)		(0.06)
Net Realized and Unrealized Gain/Loss (a)	(5.06)		0.11		1.71		1.03		0.38		0.93

Total from Investment Operations	(5.06)		0.07		1.62		0.94		0.33		0.87
Less Distributions from Net Investment Income	0.01		-0-		-0-		-0-		-0-		-0-

Net Asset Value, End of the Period	$6.37		$11.44		$11.37		$9.75		$8.81		$8.48

Total Return* (c)	–44.19%	(d)**	0.70%	(d)	16.51%		10.67%	(d)	3.89%		11.43%
Net Assets at End of the Period (In millions)	$320.5		$36.2		$43.3		$51.5		$34.7		$50.5
Ratio of Expenses to Average Net Assets*	0.99%	(d)	1.36%	(d)	1.72%		1.66%	(d)	1.76%		1.74%
Ratio of Net Investment Loss to Average Net Assets*	(0.06%	)(d)	(0.31%	)(d)	(0.91%	)	(0.91%	)(d)	(0.57%	)	(0.71%	)
Portfolio Turnover	16%	**	52%		45%		70%		154%		171%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.25%		N/A		N/A		N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets	(0.32%	)	N/A		N/A		N/A		N/A		N/A

(a)	Based on average shares outstanding.

(b)	Amount is less than $.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (see footnote 6).

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	December 31,		Year Ended June 30,
Class C Shares	2008		2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$11.44		$11.40		$9.78		$8.84		$8.51		$7.63

Net Investment Loss (a)	(0.03)		(0.08)		(0.09)		(0.10)		(0.05)		(0.06)
Net Realized and Unrealized Gain/Loss	(5.04)		0.12		1.71		1.04		0.38		0.94

Total from Investment Operations	(5.07)		0.04		1.62		0.94		0.33		0.88

Net Asset Value, End of the Period	$6.37		$11.44		$11.40		$9.78		$8.84		$8.51

Total Return* (b)	–44.32%	**	0.35%		16.56%		10.63%		3.88%		11.53%
Net Assets at End of the Period (In millions)	$90.3		$21.7		$7.9		$9.3		$4.7		$8.1
Ratio of Expenses to Average Net Assets*	1.70%		1.70%		1.72%		1.72%		1.76%		1.74%
Ratio of Net Investment Loss to Average Net Assets*	(0.78%	)	(0.65%	)	(0.88%	)	(0.97%	)	(0.57%	)	(0.71%	)
Portfolio Turnover	16%	**	52%		45%		70%		154%		171%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.96%		N/A		N/A		N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets	(1.04%	)	N/A		N/A		N/A		N/A		N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			August 12, 2005
	Ended			(Commencement of
	December 31,	Year Ended June 30,		Operations) to
Class I Shares	2008	2008	2007	June 30, 2006

Net Asset Value, Beginning of the Period	$12.18	$12.02	$10.21	$9.55

Net Investment Income/Loss (a)	0.01	0.05	0.05	-0- (b)
Net Realized and Unrealized Gain/Loss	(5.38)	0.11	1.76	0.66

Total from Investment Operations	(5.37)	0.16	1.81	0.66
Less Distributions from Net Investment Income	0.02	-0-	-0-	-0-

Net Asset Value, End of the Period	$6.79	$12.18	$12.02	$10.21

Total Return* (c)	–44.05% **	1.33%	17.73%	6.91% **
Net Assets at End of the Period (In millions)	$84.1	$73.3	$7.7	$0.6
Ratio of Expenses to Average Net Assets*	0.70%	0.69%	0.70%	0.73%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.20%	0.40%	0.40%	(0.05% )
Portfolio Turnover	16% **	52%	45%	70%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.94%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.04% )	N/A	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				March 20, 2007
	Six Months			(Commencement of
	Ended		Year Ended	Operations) to
Class R Shares	December 31, 2008		June 30, 2008	June 30, 2007

Net Asset Value, Beginning of the Period	$12.05		$11.95	$11.11

Net Investment Income/Loss (a)	(0.01)		(0.02)	0.01
Net Realized and Unrealized Gain/Loss	(5.31)		0.12	0.83

Total from Investment Operations	(5.32)		0.10	0.84
Less Distributions from Net Investment Income	0.01		-0-	-0-

Net Asset Value, End of the Period	$6.72		$12.05	$11.95

Total Return* (b)	–44.18%	**	0.84%	7.56% **
Net Assets at End of the Period (In millions)	$1.5		$0.1	$0.1
Ratio of Expenses to Average Net Assets*	1.20%		1.19%	1.18%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.28%	)	(0.12% )	0.21%
Portfolio Turnover	16%	**	52%	45%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.48%		N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.56%	)	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Capital Growth Fund (formerly Pace Fund) (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective July 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2008 (Unaudited)  continued

liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$2,199,440,884
Level 2—Other Significant Observable Inputs	237,325,937
Level 3—Significant Unobservable Inputs	-0-

Total	$2,436,766,821

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2008 (Unaudited)  continued

repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended June 30, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $78,453,412. At June 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $31,286,906, which will expire on June 30, 2011.
At December 31, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$4,155,188,465

Gross tax unrealized appreciation	$62,824,428
Gross tax unrealized depreciation	(1,781,246,072)

Net tax unrealized depreciation on investments	$(1,718,421,644)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of gains on futures transactions are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
There were no taxable distributions paid during the year ended June 30, 2008.
As of June 30, 2008 the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$2,097,097

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the six months ended December 31, 2008, the Fund’s custody was reduced by $33,784 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2008 (Unaudited)  continued

and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	.50%
Next $1 billion	.45%
Next $1 billion	.40%
Over $3 billion	.35%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.95%, 0.99%, 1.70%, 0.70% and 1.20% for Classes A, B, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended December 31, 2008, the Adviser waived or reimbursed approximately $2,997,600 of advisory fees or other expenses.
For the six months ended December 31, 2008, the Fund recognized expenses of approximately $38,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended December 31, 2008, the Fund recognized expenses of approximately $98,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2008, the Fund recognized expenses of approximately $1,500,000 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2008 (Unaudited)  continued

selected by the trustees. Investments in such funds of approximately $597,900 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended December 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $175,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $287,800. Sales charges do not represent expenses of the Fund.
At December 31, 2008, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 9,001 shares of Class R.

3. Capital Transactions
For the six months ended December 31, 2008 and the year ended June 30, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	December 31, 2008		June 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	197,145,878	$2,212,323,518	16,035,290	$205,076,623
Class B	57,828,244	619,091,268	1,361,058	16,338,562
Class C	14,177,129	151,081,181	1,472,404	17,892,015
Class I	10,935,279	98,599,643	7,816,189	103,219,126
Class R	238,860	2,602,288	226	2,719

Total Sales	280,325,390	$3,083,697,898	26,685,167	$342,529,045

Dividend Reinvestment:
Class A	356,630	$2,357,326	-0-	$-0-
Class B	112,553	702,328	-0-	-0-
Class C	-0-	-0-	-0-	-0-
Class I	22,365	148,730	-0-	-0-
Class R	144	945	-0-	-0-

Total Sales	491,692	$3,209,329	-0-	$-0-

Repurchases:
Class A	(27,747,398)	$(233,623,261)	(15,374,361)	$(192,851,313)
Class B	(10,791,349)	(84,958,423)	(2,001,973)	(23,921,936)
Class C	(1,893,159)	(14,331,254)	(274,181)	(3,182,863)
Class I	(4,585,725)	(37,485,653)	(2,437,459)	(30,766,299)
Class R	(28,352)	(229,953)	(213)	(2,850)

Total Repurchases	(45,045,983)	$(370,628,544)	(20,088,187)	$(250,725,261)

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2008 (Unaudited)  continued

On August 22, 2008, the Fund acquired all of the assets and liabilities of the Van Kampen Strategic Growth Fund (“Strategic Growth”) through a tax free reorganization approved by Strategic Growth shareholders on July 22, 2008. The Fund issued 182,031,893, 56,035,854, 13,161,313, 2,052,732 and 208,176 shares of Classes A, B, C, I and R valued at $2,080,624,590, $605,187,073, $142,142,305, $23,647,462 and $2,371,129, respectively, in exchange for Strategic Growth’s net assets. The shares of Strategic Growth were converted into Fund shares at a ratio of 3.718 to 1, 3.298 to 1, 3.373 to 1, 3.762 to 1 and 3.679 to 1 for Classes A, B, C, I and R, respectively. Net unrealized depreciation of Strategic Growth as of August 22, 2008 was $337,552,986. Shares issued in connection with this reorganization are included in proceeds from shares sold for the six months ended December 31, 2008. Combined net assets on the day of reorganization were $4,327,396,622. Included in these net assets was a capital loss carryforward of $4,251,719,885, deferred compensation of $633,736, deferred pension of $81,029 and the deferral of losses related to wash sale transactions of $8,961,616.

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended December 31, 2008, the Fund received redemption fees of approximately $9,300 which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,503,384,911 and $404,362,665, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $1,600,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

Van Kampen Capital Growth Fund
Notes to Financial Statements  ■  December 31, 2008 (Unaudited)  continued

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Van Kampen Capital Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
 David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Capital Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Capital Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Capital Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Capital Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Capital Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

14, 114, 214, 614, 314
PACESAN 2/09
IU09-00573P-Y12/08

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Capital Growth Fund

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III Title: Principal Executive Officer Date: February 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III Title: Principal Executive Officer Date: February 19, 2009

By:	/s/ Stuart N. Schuldt

Name: Stuart N. Schuldt Title: Principal Financial Officer Date: February 19, 2009